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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 10, 2003



                             OLYMPIC RESOURCES LTD.
               (Exact Name of Registrant as Specified in Charter)



            WYOMING                      0-30598                 APPLIED FOR
  (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)               File Number)          Identification No.)


   3355 West Alabama, Suite 950                                        77098
            Houston, Texas                                          (Zip Code)
(Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 850-1880


                           525 999 W. Hastings Street
                          Vancouver, B.C. Canada V6C2W2
             (Former name or address, if changed since last report)

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



Item 1. Changes in Control of Registrant.

On September 10, 2003, WEC Acquisition, Inc. ("WEC"), a wholly owned subsidiary of Olympic Resources Ltd. (the "Company"), completed its merger with Whittier Energy Company ("Whittier") pursuant to the Agreement and Plan of Merger, dated July 8, 2003 and as subsequently amended on August 29 and September 9, 2003, by and between WEC and Whittier. As a result of the merger, WEC merged with and into Whittier with Whittier surviving the merger to become the wholly owned subsidiary of the Company. In exchange for their Whittier common stock, the Whittier shareholders received shares of the Company's voting common stock, no par value, and Series A Convertible Preferred Stock ("Preferred Stock"). After giving effect to the conversion of the Preferred Stock, Whittier's former shareholders now own approximately 85% of the Company's outstanding voting common stock.

Upon consummation of the merger, each of Whittier's 100,000 outstanding common shares was exchanged for 793.93142 shares of the Company's common stock and one share of Preferred Stock. Each share of Preferred Stock is automatically convertible into 60 shares of common stock upon the availability of 6,000,000 additional authorized and unissued shares of common stock necessary to effect the conversion of all of the outstanding Preferred Stock. Any fractional shares received by Whittier stockholders were rounded up to the nearest whole share of the Company's common stock. The Company also granted limited piggyback registration rights to all of the former Whittier shareholders and certain of the Company's option and warrant holders pursuant to a registration rights agreement entered into as a condition to the merger.

The Company has relocated its corporate headquarters to Houston, Texas, but will maintain an office in Vancouver, Canada for at least six months from the effective date of the merger. The Company plans to change its name to Whittier Energy Corporation at its next annual meeting of stockholders. In the interim period, the Company is currently conducting its operations as Whittier Energy Corporation.

                              Changes in Management
                              ---------------------

In conjunction with the merger, Dr. Kenneth Friedman and Messrs. Patrick Forseille and Alex Montano resigned from the Company's board of directors (the "Board"). Daryl Pollock and John Pierce, the Company's remaining two directors, then appointed Messrs. James A. Jeffs, David A. Dahl, Arlo G. Sorensen, Bryce W. Rhodes and Charles O. Buckner to the Board pursuant to the terms and conditions of the definitive Agreement, dated July 8, 2003, by and among the Company, WEC and Whittier.

The Company also issued a warrant to Mr. Pollock, granting him the right to subscribe for and purchase from the Company, at the price of $0.20 USD per share, 450,000 shares of common stock of the Company. The terms of the warrant provide that it will exercise automatically on the one year anniversary date of the merger.

As a condition to the merger, all of the Company's officers resigned from their respective offices, including Daryl Pollock as Chief Executive Officer, Patrick Forseille as Chief Financial Officer, Bev Funston as Corporate Secretary, and Malcolm Bell as Vice President of Communications. The newly constituted Board appointed new officers of the Company and each of its subsidiaries, including:
Mr. Jeffs as Chairman of the Board; Mr. Rhodes as President and Chief Executive Officer; Daniel Silverman as Chief Operating Officer; Michael B. Young as Chief Financial Officer; and Dallas Parker as Corporate Secretary.

The following sets forth information regarding the Company's current executive officers and directors:




        Name                        Age                    Principal Occupation During the Last 5 Years
        ----                        ---                    --------------------------------------------

James A. Jeffs,                      50      Mr. Jeffs has been a Director of Whittier since 1997. Mr. Jeffs has
Chairman of the Board                        served as Managing Director and Chief Investment Officer for The
                                             Whittier Trust Company, a company providing financial and fiduciary services to high net worth individuals, since 1994. Mr. Jeffs also served as the Co-Chairman of the Board of Chaparral Resources, Inc.,
                                             an oil and gas exploration and production company, from May 1999 until May 2002, and as Chairman and Chief Executive Officer from
                                             May 2002 until October 2002. From 1993 to 1994, Mr. Jeffs was a
                                             Senior Vice President of Union Bank of California. Mr. Jeffs was the
                                             Chief Investment Officer of Northern Trust of California, N.A.,
                                             a trust and investment management company, from 1992 to 1993. Mr. Jeffs was Chief Investment Officer and Senior Vice President of Trust Services
                                             of America, a trust and investment management company, from 1988 to 1992 and served as President and Chief Executive Officer of TSA Capital
                                             Management, an institutional investment management company, during that period.

David A. Dahl,                       41      Mr. Dahl has served  Whittier as a Director since 1997, as President
Director                                     from 1997 until  September 2003, and as Secretary from August 1997 until
                                             May 1998. Since 1996, Mr. Dahl has served as the President of Whittier
                                             Ventures, LLC, a private investment entity. Since 1993, Mr. Dahl has been a Vice President of The Whittier Trust Company, a company providing financial and fiduciary services to high net worth individuals. From 1990 to 1993, Mr. Dahl was a Vice President of Merus
                                             Capital Management, an investment firm.

Arlo G. Sorensen,                    62      Mr. Sorensen has served the Whittier family in many capacities over his
Director                                     career, as the Chief Executive Officer of the Whittier family office, as a trustee and consultant on various family initiatives and as an officer and director of several private foundations. Mr. Sorensen has been the Chairman of The Whittier Trust  Company since its founding in
                                             1989. Mr. Sorensen was the President of the M.H. Whittier Corporation,
                                             an independent oil company, from 1984 until 1996. Mr. Sorensen was also a Vice President and Chief Financial  Officer of Belridge Oil Company,
                                             an independent oil company, from  1968 to 1979, when it was sold to
                                             Shell Oil. Mr. Sorensen  serves on the Board of Directors of St.
                                             Martin's Land Company and several private start-up entities. He has served as a member on the President's National Petroleum Council,
                                             Director of the Western States Petroleum Association, and as a
                                             President and Director of the Independent Oil Producers Agency.

Bryce W. Rhodes,                     50      Mr. Rhodes was a Vice President of Whittier since its incorporation in
Director, President, & Chief                 1991. Since April 1999 he has served on the Board of Directors of PYR
Executive Officer                            Energy Corporation, a development  stage independent oil and gas exploration  company. Mr. Rhodes also served as an investment analyst for the M. H. Whittier Corporation, an independent oil company, from
                                             1985 until 1991.

Charles O. ("Chuck") Buckner,        58      Mr. Buckner retired from Ernst & Young LLP, a public accounting firm,
Director                                     in 2002 after serving 35 years in a variety of direct client service and administrative  roles while based in Houston, Cleveland and Moscow.
                                             Mr. Buckner's client service roles were largely accounting and audit related, serving as the  coordinating  partner to a variety of clients, primarily in the energy business as producers, traders, refiners, pipelines, and service companies. Mr. Buckner's administrative duties included co-chairmanship of Ernst & Young's global energy group and chairmanship of the US, Houston and Russian energy, chemical and utility practices. Mr. Buckner is presently active with personal investment projects, consulting and charitable activities.

                                                                          3




        Name                        Age                    Principal Occupation During the Last 5 Years
        ----                        ---                    --------------------------------------------

Daryl Pollock,                       51      Mr. Pollock was the President and Chief Executive Officer of the
Director                                     Company from 1993 until September  2003 and a Director since 1993. Mr.
                                             Pollock also serves as President of S&P Capital Corp., a private company, and has been the sole owner of DWP Consultants, a private management consulting company, since 1986.

John Pierce,                         60      Mr. Pierce served as Chairman of the Board of the Company from January
Director                                     2000 until September 2003. Mr. Pierce was the President and Chief
                                             Executive Officer of the Security Pacific Bank, Canada, from 1985 until his retirement in 1987. Mr. Pierce was the founder and served as
                                             President and Chief Executive Officer of Morguard Bank of Canada from
                                             1980 until its  acquisition by Security Pacific Bank in 1985. Since
                                             1988, Mr. Pierce has been involved in real estate development, property management, investments, and general business consulting. Mr. Pierce is currently a director of Commonwealth  Insurance Company, an insurance company, Primer Insurance Adjusters Ltd., Blakeway Development Corp.,
                                             Jonway Investment Corporation, and Blakeway Investment Corporation.

Daniel Silverman,                    40      Mr. Silverman has been a consultant to Whittier and a Vice President of
Chief Operating Officer                      Whittier Operating,  Inc., a subsidiary of Whittier, since April 2002.
                                             Mr. Silverman served as a consultant for Regent Energy Corporation from
                                             September 2000 until April 2002 and as Executive Vice President of Business
                                             Development and Chief Operating Officer of Petrominerals Corporation, a
                                             publicly traded oil company, from September 1999 until September 2000.
                                             From 1995 until March 1999, Mr. Silverman was the Managing Director of
                                             Acquisitions and Divestitures and a member of the Board of Directors of
                                             Torch Energy Advisors, an oil and gas acquisition and consulting company.
                                             From 1992 to 1995, Mr. Silverman was Manager of Acquisitions and
                                             Divestitures at Apache Corporation, an international oil and gas company.

Michael B. Young,                    34      Mr. Young has been the sole owner of Fortis LLC, a private financial
Chief Financial Officer                      consulting firm, since January 2003. Mr. Young was the Vice President and Chief Financial Officer of Chaparral Resources, Inc. from May 2002 until November 2002. Mr. Young also served as the Treasurer, Controller and Principal Financial and Accounting Officer of Chaparral from
                                             February 1998 until May 2002. From June 1991 until January 1998, Mr.
                                             Young worked in various capacities  in the oil and gas tax practice of
                                             Arthur Andersen LLP, leaving the firm as a Tax Manager.

                                                                    4




        Name                         Age                    Principal Occupation During the Last 5 Years
        ----                         ---                    --------------------------------------------

Dallas Parker,                       55      Mr. Parker is a senior partner of Thompson & Knight LLP in the
Corporate Secretary                          corporate and securities practice area, a position he has held for more than the past five years. He is a member and past Chairman of the
                                             Advisory Board of Directors of the Houston Technology  Center, a
                                             technology accelerator, and is a Board Member and  Founder of Texas
                                             Entrepreneur's Exchange. Mr. Parker is a Member of the American, Texas
                                             and Houston Bar Associations.



Item 2.  Acquisition or Disposition of Assets

On September 10, 2003, the Company acquired all of the common stock of Whittier in exchange for an 85% controlling interest in the Company, through a reverse triangular merger of WEC, the Company's wholly owned subsidiary, with and into Whittier. Each of Whittier's 100,000 outstanding common shares was exchanged for
793.93142 shares of the Company's common stock, and one share of Preferred Stock. Each share of Preferred Stock is automatically convertible into 60 shares of common stock upon the availability of 6,000,000 additional authorized and unissued shares of common stock necessary to effect the conversion. As a result of the merger, WEC ceased to exist and Whittier became a wholly owned subsidiary of the Company. Whittier's former shareholders now own approximately 85% of the Company's outstanding common stock, after giving effect to the conversion of the Preferred Stock. None of Whittier's former shareholders were owners of the Company's common stock or had any other material relationship with any of the Company's directors or officers prior to the transaction.

Management negotiated the exchange ratio principally based upon the relative values of the assets of the Company and Whittier, as well as the perceived future potential of the combined Company. Prior to the merger, both entities were independent oil and gas exploration and production companies with the Company owning non-operated gas interests, primarily in California, and Whittier owning various operated and non-operated oil and gas interests, including operating interests in one field in Texas and two fields in Louisiana, as well as non-operated interests in approximately fifteen fields located in the Gulf Coast, Oklahoma, Wyoming, and California. The Company intends to continue to focus its efforts on oil and gas exploration and production activities in the continental United States.

The Company's gas properties held prior to the merger are described in its annual report on Form 10-K for the year ended February 28, 2003, as well as its subsequent quarterly report on Form 10-Q for the quarter ended May 31, 2003. As of December 31, 2002, Whittier had estimated total net proved reserves of 1.8 million barrels of oil equivalent ("MMBOE"), of which approximately 87% were oil and approximately 99% were proved developed. The Company's net production from Whittier's operated and non-operated interests is currently estimated to be 450 barrels of oil per day ("bopd") and 900 million cubic feet of gas per day ("mcfd").

Although the Company is the legal acquirer of Whittier and continues as a publicly traded entity, Whittier is considered the acquirer for accounting purposes. As a result, the Company will conform to Whittier's accounting methods on a prospective basis, including the use of a calendar year-end and reporting its oil and gas activities using the successful efforts method of accounting. Additionally, for SEC reporting purposes, the Company will present Whittier's historical financial statements up to the effective date of the merger and combined financial results thereafter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Whittier's financial statements, as required under "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits," will be subsequently provided as an amendment to this Form 8-K within 60 days from the date of filing.

(c) Exhibits.

I.  Number              A.  Exhibit


2.1                Agreement, dated July 8, 2003, among the Company, WEC Acquisition, Inc. and Whittier
                   Energy Company (Incorporated herein by this reference to Exhibit 2.1 of the Company's
                   Quarterly Report, as amended, on Form 10-QSB/A for the quarterly period ended May 31,
                   2003)

*2.2               First Amendment to the Agreement dated August 28, 2003, among the Company, WEC
                   Acquisition, Inc. and Whittier Energy Company

*2.3               Second Amendment to the Agreement dated September 9, 2003, among the Company, WEC
                   Acquisition, Inc. and Whittier Energy Company

2.4                Agreement and Plan of Merger, dated July 8, 2003, between WEC
                   Acquisition, Inc. and Whittier Energy Company (Incorporated herein by this reference to Exhibit 2.2 of the Company's
                   Quarterly Report, as amended, on Form 10-QSB/A for the quarterly period ended May 31, 2003)

*2.5               First Amendment to the Agreement and Plan of Merger, dated August 29, 2003, between WEC
                   Acquisition, Inc. and Whittier Energy Company

*2.6               Second Amendment to the Agreement and Plan of Merger, dated September 9, 2003, between
                   WEC Acquisition, Inc. and Whittier Energy Company

*4.1               Registration Rights Agreement, dated September 9, 2003, by and among Whittier Energy
                   Company on behalf of its shareholders and Olympic Resources Ltd. on behalf of certain holders of the Company's warrants, options, or both

*4.2               Warrant Agreement between Olympic Resources Ltd. and Daryl Pollock, dated September 9,
                   2003


----------------
* Filed Herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OLYMPIC RESOURCES LTD.



Date:  September 25, 2003         By:  /s/ Michael B. Young
                                       -----------------------------------
                                       Michael B. Young
                                       Chief Financial Officer, Treasurer,
                                       and Controller  (Principal Financial and
                                       Accounting Officer)